Investment Managers Series Trust

803 W. Michigan Street

Milwaukee, Wisconsin 53233

January 29, 2020

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission

Division of Investment Management

100 “F” Street, N.E.

Washington, DC 20549

Re:	Investment Managers Series Trust (the “Trust”)

File Nos. 333-122901 and 811-21719 on behalf of the Vaughan Nelson International Small Cap Fund

Ladies and gentlemen:

On behalf of the Fund, we are filing today through EDGAR, pursuant to the requirements of Rule 497(e) under the Securities Act of 1933, as amended (the “Securities Act”), XBRL interactive data files relating to the conversion of the Advisor Class shares into Institutional Class shares and the subsequent termination of the Advisor Class shares resulting in changes made to the Fee Table (Item 3 to Form N-1A) and the Risk/Return Bar Chart and Table (Item 4 in Form N-1A) in the Prospectus for the Fund, which was filed electronically with the Securities and Exchange Commission pursuant to Rule 497(e) under the Securities Act on January 7, 2020 (Accession No. 0001398344-20-000355). The purpose of this filing is to submit an XBRL interactive data file in the manner provided by Rule 405 of Regulation S-T and General Instruction C.3.(g) of Form N-1A.

If you have any questions or require further information, do not hesitate to contact Diane Drake at (626) 385-5777.

Sincerely,

/s/ Amy Centurioni

Amy Centurioni

Investment Managers Series Trust